UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 2003

                               NORDSON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      OHIO
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

               0-7977                              34-0590250
      ------------------------        ------------------------------------
      (Commission file number)        (I.R.S. Employer Identification No.)

                       28601 Clemens Road, Westlake, Ohio
                    ----------------------------------------
                    (Address of principal executive offices)

                                      44145
                                   ----------
                                   (Zip Code)

                                 (440) 892-1580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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Item 7. Financial Statements and Exhibits

      c.)   Exhibits

            Press release of Nordson Corporation dated December 11, 2003.

Item 12. Results of Operations and Financial Condition

On December 11, 2003, Nordson Corporation issued a press release relating to its results of operations for the fourth quarter and full year of 2003. A copy is attached as Exhibit 99.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 11, 2003                Nordson Corporation

                                       By:  /s/ Peter S. Hellman
                                            --------------------
                                            Executive Vice President, Chief
                                            Financial and Administrative Officer

                                       And: /s/ Nicholas D. Pellecchia
                                            --------------------------
                                            Vice President, Finance and
                                            Controller


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                                    Form 8-K
                                  Exhibit Index

Exhibit
Number
------

99          Press release of Nordson Corporation dated as of December 11, 2003.


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